Exhibit 10.1   AMENDED AND RESTATED CEO TRANSITION AND RETIREMENT AGREEMENT THIS AMENDED AND RESTATED CEO TRANSITION AND RETIREMENT AGREEMENT (“Agreement”) is entered into by Kenneth Karels (“Karels”) and Great Western Bancorp, Inc., and Great Western Bank for and on behalf of themselves and their predecessors, successors, assigns, parents, subsidiaries, branches, affiliated entities and related entities (collectively, “Company”). Karels and Company are collectively referred to in this Agreement as the “Parties.” RECITALS WHEREAS, on November 22, 2019, the Parties entered into a CEO Transition and Retirement Agreement (the “Original Agreement”); and WHEREAS, as a result of the impacts of COVID-19 on the business and operations of the Company, the Parties are desirous of amending and restating the terms of the Original Agreement as set forth herein. NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained below, it is agreed as follows: 1. Incorporation of Recitals. The above recitals are incorporated herein, are true and correct, are ratified, and are an integral part of this Agreement. 2. Employment Role. Karels shall continue to serve as an employee of the Company in the role of a Special Advisor and his duties and responsibilities will be limited to those requested by the Company’s Board of Directors or by the Company’s Chief Executive Officer, in their sole and absolute discretion, through October 2, 2020, the date upon which Karels shall retire from all employment roles with the Company (the “Retirement Date”). 3. Compensation and Benefits. (a) Karels shall continue to be paid in accordance with the Company's normal payroll practices his base salary as of November 22, 2019 through October 2, 2020; (b) Karels will continue to be eligible (i) for the long term incentive stock (the “LTI”) awards in respect of the Company’s 2020 fiscal year as approved by the Compensation Committee of the Company on October 22, 2019, and (ii) to participate in all employee benefit plans and programs generally available to employees of the Company, to the extent that Executive meets the eligibility requirements for each individual plan or program. The previously granted short term incentive (“STI”) in restricted stock awards and LTI (including all previously granted LTI) shall vest in accordance with the grant and Section 8.4 of the employment letter entered into between Karels and the Company dated December 15, 2017 (the “Employment Letter”); and (c) Within ten (10) business days after the Effective Date, as defined below, the Company shall make the following payments to Karels: (i) a lump sum payment of $525,937.50 in lieu of the STI compensation in respect of the Company’s 2020 fiscal year provided for in Section 3(a) of the Original Agreement; and (ii) a lump sum payment of $675,000 in lieu of the consulting arrangement, including any obligation of Karels to provide consulting services, provided for in Section 2(b) of the Original Agreement. The payments under Sections 3(a) and (c) shall be made subject to applicable tax withholdings. Except as specifically provided in this Agreement, Karels shall not be entitled to any further cash incentive awards (meaning cash incentive awards in respect of Fiscal Year 2020 or thereafter), stock options, restricted stock, performance share awards, or other equity or incentive awards other than as approved on October 22, 2019. Prior to the Effective Date, Mr. Karels shall notify the Company whether he intends to purchase from the Company the 2018 Chevrolet Tahoe (the “Tahoe”) being used by Karels at a price equal to $39,185. If Karels agrees to purchase the Tahoe it will be transferred to him within ten days after the Effective Date and the Company shall deduct the purchase price from the total amount to be paid under Section 3(c) of this Agreement. In the alternative, if Karels does not notify the Company of his intent to purchase the Tahoe under this Section 3, Karels shall return the Tahoe to the Company at its headquarters within 10 days after the Effective date. 4. Mutual Release. The Company and Karels, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations and assigns (the “Company Released Parties” and the “Karels’ Released Parties,” as applicable) from any claim, duty, obligation or cause of action relating to any matters of any kind, whether known or unknown, suspected or unsuspected, that either of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement as defined below, including, without limitation: any and all claims relating to or arising from Karels’ employment relationship with the Company and termination of that relationship; breach of express, implied or oral contract; impairment of economic opportunity; interference with employment relations, negligent infliction of emotional harm or distress; intentional infliction of emotional harm or distress; negligence; fraud; misrepresentation; defamation; emotional stress; pain and suffering; bodily injury; and, claims brought under the Age Discrimination in Employment Act (“ADEA”), the Americans with Disabilities Act (“ADA”), the Employment Retirement Income Security Act (“ERISA”), 42 U.S.C. 1981, 1983 and 1985, Title VII of the Civil Rights Act of 1964, the Family and Medical Leave Act of 1993 (“FMLA”), any state or local age discrimination in employment and fair employment practices laws, the Fair Labor Standards Act, including the Wage and Hour Laws and the Equal Pay Act, or any other federal or state statute, municipal ordinance or governmental regulation or common law which is or may be based in whole or in part on, arises from, or is or may be related to his employment, or his termination with Company. The release includes all claims for compensatory and punitive damages. Karels understands that by waiving any sex, race, color, national origin, religion, marital status, disability, handicap, veteran status, retaliation or age discrimination claim against the Company Released Parties, Karels is forever waiving, releasing and discharging any right Karels may have to recover on any lawsuit on these claims and also any right to any relief Karels may otherwise be entitled to as a result of any proceedings brought by the Equal Employment Opportunity Commission, any state or local Equal Opportunity Commission or any other comparable enforcement authority. Karels understands that the term "waive" means giving up any right to seek to recover any monetary damages against the Company Released Parties. Karels further acknowledges that the payments from the Company in accordance with this Agreement constitutes sufficient consideration and exchange for the release described in this Section. The Company and Karels will indemnify and hold the Company Released Parties and Karels Released Parties, as applicable, from any damages, including attorney fees and costs, if either is sued by the other or its/their assignee, with respect to any of the claims released in this Section. The foregoing release does not include, and Karels does not waive any rights, benefits, or claims that Karels may have (a) under worker's compensation laws, (b) pursuant to the indemnification provisions contained in the bylaws of the Company (c) as an additional insured under any director and officer policy that Company maintains or have maintained, (d) under any employee benefit or pension plans governed by the Employee Retirement Income Security Act of 1974, as amended, in which Karels participated prior to the date of this Letter, including, but not limited to the Company’s 401k plan, (e) any rights under COBRA, or (g) any payments, benefits, rights or claims arising under this Agreement. For the avoidance of doubt and notwithstanding anything to the contrary contained herein, as an employee Karels shall remain subject to the terms of the Company’s Employee Handbook and Loyalty Agreement therein contained. 5. Cooperation. At any time after the Retirement Date, upon reasonable request and notice from the Company, Executive will, without further consideration but at no expense to Executive (for purposes of clarity, meaning that Executive will be reimbursed for his reasonable out-of-pocket expenses approved in good faith by the Company in connection with his cooperation in the foregoing matters) (i) timely execute and deliver such acknowledgements, instruments, certificates, and other ministerial documents (including without limitation, certification as to specific actions performed by Executive in his capacity for the Company) as may be necessary or appropriate to formalize and complete the Company’s corporate records; provided, however, that nothing in this Section 5 will require Executive   2

  to take any action that he reasonably believes to be unlawful or unethical or to make any inaccurate statement of actual facts, and (ii) provide complete and truthful information to, and otherwise cooperate fully with, the Company and any of its legal counsel, agents, insurers and representatives in connection with any investigations, arbitrations, litigation, or other matters relating to the Company in which the Company determines that Executive may have relevant information. In addition, after the Retirement Date and at the Company’s reasonable request and upon reasonable notice, Executive will, from time to time, discuss and consult with the Company regarding business matters that he was directly and substantially involved with while employed by or otherwise providing services to the Company. 6. Early Termination. Karels’ employment may be terminated prior to the Retirement Date by the Company only for “Cause’ as defined in the Employment Letter.. If Karels employment is terminated for Cause then the Company will pay to Karels only any annual base salary earned but not paid through the date of Karels’ termination, any unused paid time off and any other benefits to which Karels is legally entitled as of such date under the terms and conditions of any benefit plans of the Company in which Karels is participating as of such date. 7. No Other Benefits. This Agreement is not intended to provide Karels with payments or benefits that are duplicative of or overlap with payments or benefits that will be paid or provided to Karels under other agreements between Executive and the Company. 8. Coordination with Employment Agreement. The Employment Letter is hereby terminated and cancelled and will have no further force or effect except the following Sections which are specifically incorporated into this Agreement: 4, 5, 6, 7, 8.1(a), 8.1(c), 8.1(d), 8.1(e), 8.4, 9, 10.6, 11, 12, 13, 14.2. 9. Governing Law; Jurisdiction and Venue. All matters related to the interpretation, construction, application, validity and enforcement of this Agreement will be governed by the laws of the State of South Dakota without giving effect to any choice or conflict of law provision or rule, whether of the state of South Dakota or any other jurisdiction, that would otherwise cause the application of the laws of any jurisdiction other than the State of South Dakota. Executive and the Company consent to jurisdiction of the courts of the State of South Dakota and/or the federal district courts in South Dakota, for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement will be brought in such courts. Each party consents to personal jurisdiction over such party in the state and/or federal courts of South Dakota and hereby waives any defense of lack of personal jurisdiction or inconvenient forum. Venue, for the purpose of all such suits commenced in state court, will be in Minnehaha County, State of South Dakota. 10. Miscellaneous. (a) Entire Agreement. This Agreement and any employee benefit plans sponsored by the Company in which Karels is a participant are intended to define the full extent of the legally enforceable undertakings of the Parties, and no promises or representations, written or oral, that are not set forth explicitly or incorporated in this Agreement, or any employee benefit plans sponsored by the Company in which Karels is a participant are intended by either party to be legally binding. All other agreements and understandings between Karels and the Company relating to or arising out of his employment and retirement are hereby cancelled, terminated, and superseded. (b) Amendment. This Agreement may be amended only by a writing that is signed by Executive and an authorized representative of the Company. (c) Binding Effect; Assignment. This Agreement will inure to the benefit and be binding upon the Company, its successors and assigns, and will inure to the benefit and be binding upon Karels and Karels’ heirs, distributes and personal representatives. The rights and obligations of the Company under this Agreement may be assigned to a successor without any further consent from Karels. Karels’ rights and obligations under this Agreement may not be assigned to any other person or entity. (d) Knowing and Voluntary Signature. Karels acknowledges that he has carefully read this Agreement and that he is voluntarily agreeing to the terms of this Agreement. (e) Captions and Headings. The captions and section headings used in this Agreement are for convenience of reference only, and will not affect the construction or interpretation of this Agreement or any of the provisions hereof.   3

  (f) Multiple Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which will constitute one instrument. Important: Karels is advised to confer with an attorney before signing this Letter, and to review this Letter carefully. By signing this Letter, Karels acknowledges that he has had the opportunity to consult with an attorney of his choice; that he has carefully reviewed and considered this Agreement; that he understands the terms of this Agreement; and that he voluntarily agrees to the terms of this Agreement. Karels understands he has twenty-one (21) days to consider and sign this Agreement. In addition, Karels will have seven (7) days to revoke this Agreement after signing by providing written notice to Donald J. Straka, Secretary and General Counsel of the Company, of the intent to revoke at the address set forth below. Provided that Karels has not revoked this Agreement within seven (7) days after he has signed the Agreement, the Agreement will become effective on the eighth (8th) day after it is signed by Karels (the “Effective Date”). DO NOT SIGN THIS LETTER UNTIL YOU HAVE READ IT IN ITS ENTIRETY. Dated: June 4, 2020 /s/ Kenneth Karels Kenneth Karels Dated: June 4, 2020 Great Western Bancorp, Inc., and Great Western Bank By: /s/James P. Brannen James P. Brannen Title: Chairperson of the Board   4